<pre>

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K/A
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 7, 2002

                              MEDIABUS NETWORKS, INC.
             (Exact name of registrant as specified in its charter)

        Florida                     000-31489                   65-0832987
(State or other jurisdiction       (Commission                (IRS Employer
     of incorporation)             File Number)             Identification No.)

                 6560 West Rogers Circle
                        Suite 14
                     Boca Raton, FL                          33487
         (Address of principle executive offices)         (Zip Code)

       Registrant's telephone number, including area code: (770) 977-0944

Form 8-K/A: Dated: February 25, 2002
MEDIABUS NETWORKS, INC.
Commission File # 000-31489

Item 2 - Acquisition of Asset

MediaBus Networks, Inc
(A Development Stage Enterprise)
Statement of Operations
(Unaudited)


				      For the Months Ended
				        January 31, 2002

Revenues:

Revenues			                  -

	Total Revenues			          -


Expenses:

	Consulting Services			 6,000
	Depreciation
	Professional Fees			 5,000
	Operating Expenses		       277,455

	Total Expenses			       288,455

	Net Loss from Operations	      (288,455)

Other Income and Expenses:
	Other Commission Income
	Loss on Sale of Auto
	Gain on Sale of Investments

	Net Loss before Taxes		      (288,455)

Provision for Income Taxes:
	Income Tax Benefit

	Net Loss			      (288,455)



Basic and Diluted Earnings Per Common Share	 (0.032)

Weighted Average number of Common Shares
      used in per share calculations	       8,886,623


				  January 31, 2002
				  Closing Balance

MediaBus Networks, Inc
(A Development Stage Enterprise)
Balance Sheet
As of January 31, 2002
(Unaudited)

		ASSETS

Current assets:
		Cash and cash equivalents		 $180,973
		Trade Receivable		             -
		Inventories		                   68,000
		Income tax receivables		             -
		Other 		 -
		    Total current assets		  248,973

Investments				                     -
Goodwill				                2,343,576
Long-term receivables				             -
Propoerty and equipment, net				   37,776
Other assets				                     -

		    Total assets		       $2,630,325



		LIABILITIES

Current liabilities:
		Accounts Payable		           $23,749
		Accrued Liabilities		            92,972
		Advances from officers		              -
		Other current liabilities		   750,250
		    Total current liabilities		   866,971

		STOCKHOLDERS' EQUITY

	Shareholders Equity
		Preferred Stock		                $      -
		Common Stock		                     8,885
		APIC		                         2,425,725
		Accumulated deficit		          (671,256)

		    Total Shareholders Equity		 1,763,354

		   Total Liab. & Shareholders Equity	$2,630,325

MediaBus Networks, Inc
(A Development Stage Enterprise)
Statement of Stockholders' Equity
As of January 31, 2002
(Unaudited)


			                         $0.001	        Paid-In	 Accumulated 	 Stockholders'
		                   Shares	Par Vaule	Capital	   Deficit 	 Equity

Balance,  April 28, 1998              -

Stock Issuance		          6,950,000 	 6,950 		 6,950

Net Income   (Loss)		      -   	   -   	            -        57,379        57,379


Balance,  June 30, 1998		 6,950,000 	 6,950 		             57,379 	   64,329

Net Income   (Loss)		      -   	   -   	        (43,697)    (43,697)	      -


Balance,  June 30, 1999		 6,950,000 	 6,950 		             13,682        20,632

Net Income   (Loss)		      -   	   -   	           -   	    (20,381)	  (20,381)


Balance,  June 30, 2000		 6,950,000       6,950 	        (6,699)	        251

Shares Issued for Cash		    65,000 	    65 	                     64,935 	   65,000

Shares Issued for Services	    20,000 	    20 	         19,980      20,000	     -
Net Income   (Loss)		      -   	   -   	           -   	    (97,427)	  (97,427)


Balance,  June 30, 2001		 7,035,000 	 7,035 	         84,915    (104,126)      (12,176)

Stock Cancelled,  8/14/01	(5,200,000)	(5,200)	          5,200

Forward Split,  4  to  1	 5,505,000 	 5,505 	         (5,505)

Net Income   (Loss)		      -   	   -   	            -       (11,883)	  (11,883)


Balance,  September 30, 2001	 7,340,000 	 7,340 	         84,610    (116,009)      (24,059)

Net Income   (Loss)		      -   	    -   	    -       (26,818)	  (26,818)


Balance,  December 31, 2001	 7,340,000 	 7,340 	         84,610    (142,827)	  (50,877)

Forward Split,  8.25  to  1     60,555,000      60,555

Stock Cancelled,  1/25/02      (54,844,950)    (54,845)

Post-split total 		 5,710,050 	 5,710 	            -

Shares Issued for
Purchase of IDVDbox	           478,260 	   478           750,000

Shares to Stephen
Cavayero Debt		           478,260         478           750,000

Shares Issued for Cash		   242,857 	   243 	         850,000

Shares to Stephen
Cavayero Employment		   188,305 	   188

Shares to MediaBus
Management		         1,788,891 	 1,788 	            -

Net Income   (Loss)		      -   	   -   	            -


Balance, January 31, 2002	 8,886,623 	 8,885 	        2,434,610

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
January 31, 2002
------------------
(Unaudited)
-----------


NOTE 1 - DESCRIPTION OF DEVELOPMENT STAGE ACTIVITIES

MediaBus Networks, Inc., formerly B Y & C Management, Inc., (the "Company") was incorporated on April 28, 1998 in the state of Florida. The Company was an Internet based association of property management professionals and licensed real estate brokers and agents that intended to provide continuing education classes, to promote the adoption of national standardized policies and procedures, and to develop certification programs for its membership community. The Company has been in the development stage since its inception. The Company plans to move into technologies and services that allow for the distribution and virtual access of audio, video and interactive content to consumer and business environments.

The Company has incurred an operating loss from inception through January 31, 2001 and has an accumulated deficit of $671,354 Management expects that the Company will be out of the development stage in 2002.

The Company was originally incorporated on April 29, 1998 under the name BY & C Management, Inc. The name was recently changed to MediaBus Networks, Inc. on January 18, 2002. The Articles of Incorporation were amended on June 27, 2000 when the authorized shares were amended to allow 100,000,000 shares @ $0.001 par value common stock and authorized 50,000,000 shares of Preferred Stock at $0.001 part value.

On January 7, 2002 Kenneth O. Lipscomb acquired the controlling interest in B Y & C Management, Inc. Mr. Lipscomb paid $300,000 in cash for 6,800,000 shares of the common stock and he owns approximately 92% of the outstanding shares of common stock. Mr. Lipscomb purchased his stock from three former members of the Board of Directors of the Company as follows:

4,000,000 shares from Robert A. Younker;
2,000,000 shares from Carol Jean Gehlke; and
800,000 shares from Calvin K. Mees.

All three of these board members resigned on January 8, 2002.

On January 8, 2002, we acquired the assets of iDVDBox through an Asset Purchase agreement. The Company acquired all rights of ownership to the iDVDBox intellectual Property on a worldwide basis.

NOTE 2 - BASIS OF PRESENTATION

The unaudited financial statements included herein have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions to Form 10-QSB and Item 301(b) of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six months ended December 31, 2001 and 2000 and cumulative since inception (April 28, 1998 through December 31, 2001) are not necessarily indicative of the results that may be expected for the fiscal year ended June 30, 2002. For further information, the statements should be read in conjunction with the financial statements and notes thereto included in the Company's 10-KSB 2001.

Shares of common stock issued by the Company for other than cash have been assigned amount equivalent to the fair value of the service or assets received in exchange.

Start-up and organization costs are recorded in accordance with the provisions of Statement of Position 98-5, "Reporting Costs of Start-up Activities" ("SOP 98-5"). SOP 98-5 requires that the costs of start-up activities, including organization costs, be expensed as incurred.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

The Company, from time to time, may be subject to legal proceedings and claims that arise in the ordinary course of its business. Currently, the Company is not subject to any legal proceedings or other claims.

NOTE 4 - SHAREHOLDERS' EQUITY (DEFICIT)

In January 2002 the Company issued:

(1) 478,260 shares of common stock for the purchase of the iDVDBox asset purchase for $750,000.

(2) 478,260 shares of common stock for the full satisfaction and payment of a Promissory Note in the amount of $750,000 plus interest to Stephen B. Cavayero, a Vice-President and Director of the Company.

(3) 242,857 shares of common stock for the cash in amount of $850,000.

(4) 188,305 shares of common stock to Stephen Cavayero pursuant to an employment agreement.

(5) 1,788,891 shares of common stock to MediaBus Networks, Inc. owners in conjunction with their management roles for the Company.

Dated: February 25, 2002              /s/ Kenneth O. Lipscomb
                                     KENNETH O. LIPSCOMB, President